Exhibit 10.1(c)†^

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

11 March 2026

AMENDMENT TO STEP-IN AGREEMENT

Vertical Horizons, Ltd.
as Buyer

Bank of Utah
not in its individual capacity but solely as security trustee as Security Trustee

Airbus S.A.S.
as Airbus

Pre-Delivery Payment Financing
Aircraft Purchase Agreement dated 30 September 2011

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

THIS AMENDMENT AGREEMENT (this “Agreement”) is made as a deed on 11 March 2026
BETWEEN
(1)VERTICAL HORIZONS, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman KY1-9005, Cayman Islands (the “Buyer”);
(2)BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and
(3)AIRBUS S.A.S., registered in France and having its registered office at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (“Airbus”),
(each a “Party”, and together, the “Parties”).

RECITALS
(A)In connection with the pre-delivery payment financing of certain aircraft, the Parties entered into an amended and restated step-in agreement dated 24 December 2025 (the “Step-In Agreement”).
(B)In connection with an assignment, re-assignment and amendment agreement dated on or about the date hereof and made between Frontier, the Buyer and Airbus, the Parties wish to amend the Step-In Agreement in accordance with the terms and conditions of this Agreement.
IT IS AGREED AS FOLLOWS:
1.INTERPRETATION
1.1In this Agreement (including the recitals), unless the context otherwise requires, (i) capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement and (ii) the following terms shall have the meaning set forth below:
Assigned Aircraft means the Aircraft bearing [***].
Re-Assigned Aircraft means the Aircraft bearing [***].
Rescheduled Aircraft means the Aircraft bearing [***].
1.2The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.
Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

1.3Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.
2.Amendment to the Step-In Agreement
2.1The following definitions in clause 1.1 of the Step-In Agreement shall be amended and restated as follows:
“A320neo Airframes means, as the context requires, all or any of the [***] Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.
A321neo Airframe means as the context requires, all or any of the [***] Airbus A321neo aircraft which is the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframe on its Delivery Date.”
2.2A new clause 8.7 shall be added to the Step-In Agreement and shall read as follows:
2.3“For the purposes of this Agreement (including in relation to the definition of the terms [***] where there [***], Schedule 1 shall prevail. The foregoing is an agreement between Airbus and each of the other Parties for the purposes of this Agreement, and shall not prejudice any other agreements or arrangements among such other Parties (whether under the PDP Loan Agreement or otherwise).”
2.4All tables in schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as quoted in Schedule 1 hereto.
3.Amendment to the form of Replacement Purchase Agreement
3.1The table in clause 9.1.1 of schedule 3 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Schedule 2 hereto.
3.2The tables in exhibit D (Pre-Delivery Payment) of schedule 3 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Schedule 3 hereto.
4.MISCELLANEOUS
4.1Each party repeats on the date hereof the representations and warranties made by it under clause 2 (Representations and Warranties) of the Step-In Agreement, provided that any references therein to any other capitalized terms shall be to such terms as amended from time to time.
4.2This Agreement shall be governed by English law. Clauses 14 (Confidentiality), 17 (Further Assurance), 20 (Counterparts), 22 (Governing Law and Jurisdiction) and 24
Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

(Limited Recourse) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

SCHEDULE 1
(Tables in respect of the Assigned Aircraft and the Rescheduled Aircraft to be added to schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement)

QUOTE

[***]

UNQUOTE

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

SCHEDULE 2
(Details of the Assigned Aircraft and the Rescheduled Aircraft to be reflected in the table in clause 9.1.1 of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement)

QUOTE

[***]
UNQUOTE
Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

SCHEDULE 3
(Tables in respect of the Assigned Aircraft and the Rescheduled Aircraft to be added into exhibit D (Pre-Delivery Payments) of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement)

QUOTE
[***]
UNQUOTE
Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

Execution Page – Buyer
Amendment to Step-In Agreement

Executed as a deed by
Vertical Horizons, Ltd.
and signed by Ellen Christian
Its Director
being a person/persons who in accordance with the laws of the Cayman Islands is/are acting under the authority of the company in the presence of:
) ) ) /s/ Ellen Christian ) ) ) ) )
Name: Kriste Rankin Address: One Nexus Way, Camana Bay, Grand Cayman KY1-9005 Cayman Islands	/s/ Kriste Rankin

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

Execution Page – Security Trustee
Amendment to Step-In Agreement

Executed as a deed by
Bank of Utah, not in its individual capacity but solely as Security Trustee and signed by Jon Croasmun

its Senior Vice President
being a person/persons who in accordance with the laws of the State of Utah is/are acting under the authority of the company in the presence of:
) ) ) ) ) /s/ Jon Croasmun ) Jon Croasmun, Senior Vice President ) ) ) ) )
Name: Christina Craven Address: 50 S. 200 E., Ste. 110, SLC, UT 84111	/s/ Christina Craven

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing

Execution Page – Airbus
Amendment to Step-In Agreement

Executed as a deed by
Airbus S.A.S.
and signed by Paul Meijers

its Executive Vice President Commercial Transactions
being a person/persons who in accordance with the laws of France is/are acting under the authority of the company in the presence of:
) ) ) /s/ Paul Meijers ) ) ) ) )
Name: Denailly N. Laure Address: 2 Rond-Point Emile Dewoitine, 31700 Blagnac France	/s/ Denailly N. Laure

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus – PDP Financing